Exhibit 99.2
0 January 2024 ICR Presentation Offering everyone a piece of the American spirit —one handshake at a time ..

1 Important Information Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the Company’s ability to effectively execute on its growth strategy; the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), on May 18, 2023 (the “Fiscal 2023 10-K”).

2 Agenda Strategic Initiatives 1 2 3 4 Drive Same Store Sales Growth Continue Omni-Channel Leadership Build Out Exclusive Brand Portfolio Expand Our Store Base Future Growth Potential Boot Barn’s Story Quarter Recap

3 $284 $302 $486 $515 $520 Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 E Solid Q3 Results Despite Challenging SSS% Total Sales ($M) Grew 6.7% 4.6% 54.2% -3.6% -9.7% Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 E Despite a Decline in SSS% +50bps +150bps +270bps (190)bps +300bps Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 E Merchandise Margin Continued to Grow $0.85 $1.00 $2.27 $1.74 * Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 E Modest EPS Growth (180)bps freight +250bps freight 1 1 1 1 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized. *We expect EPS to be at or above the high end of the guidance range of $1.79.

4 $515 $520 $522 $535 LY Actual Low-End Guidance High-End Guidance Q3 Total Sales ($M) Q3 GAAP EPS $1.74 $1.67 $1.79 LY Low-End Guidance High-End Guidance Actual $72 $70 $75 LY Low-End Guidance High-End Guidance Actual Q3 Income from Operations ($M) 13.3% of sales 14.0% of sales 1.4% growth 1.1% growth 4.0% growth * * *Q3 FY2024 ended on December 30, 2023, therefore, results are still preliminary. We expect Income from Operations and EPS to be at or above the high end of the guidance range. Solid Q3 Results Despite Challenging SSS%*

5 Boot Barn’s Story

6 Boot Barn’s Story – Key Takeaways • #1 player in a large & fragmented industry • Adding 15% new units annually • Profitable online channel • Full-price retailer with limited fashion risk • Nationally recognized lifestyle brand • Multiple levers for earnings growth ‒ New stores ‒ SSS growth ‒ Exclusive brands growth ‒ Economies of scale in buying ‒ Expense leverage

7 We Service A Broad Customer Base

8 We Have Built a National Lifestyle Brand

9 Boot Barn Brand Awareness is Growing Nationally Boot Barn Brand Awareness by Region1 16% 32% 24% 17% 8% 33% 35% 50% 40% 25% Total Western Southern Northern Eastern 48% 67% 74% 57% 33% 1 Illuminology researchers surveyed a nationally representative, random sample of 2,020 U.S. adults (age 18 and older) between November 30 and December 18, 2023. A survey that interviews a random sample of that size has a margin of error of ±3% at the 95% confidence level. 2Aided awareness measures whether people recognize a brand name. 3Unaided awareness measures the extent to which a brand name is salient or top-of-mind. Aided awareness2 Unaided awareness3

10 $233 $346 $403 $569 $630 $678 $777 $846 $893 $1,488 $1,658 $1,704 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Q3 FY24 TTM E Total Sales ($M) Total Sales Growth 38% 48% 16% 41% 11% 8% 15% 9% 6% 67% 11% Over a Decade of Strong Sales Growth +19.8% CAGR 1 1 1 2 1FY17 and FY23 were 53-week years. The FY24 TTM estimate includes FY23 Q4 which was 14 weeks. 2All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized. 3%

11 $9 $21 $35 $30 $38 $46 $64 $74 $86 $258 $232 $222 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Q3 FY24 TTM E EBIT ($M) Over a Decade of Strong Earnings Growth +34.0% CAGR 1 2 1FY17 and FY23 were 53-week years. The FY24 TTM estimate includes FY23 Q4 which was 14 weeks. 2All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized 1 1

12 Recent Performance Has Been Nationally Recognized

13 Agenda Strategic Initiatives 1 2 3 4 Drive Same Store Sales Growth Continue Omni-Channel Leadership Build Out Exclusive Brand Portfolio Expand Our Store Base Future Growth Potential Boot Barn’s Story Quarter Recap

14 Strategic Initiative: Expand Our Store Base

15 Boot Barn Prioritize Store Growth Boot Barn Sales % TTM1 1 89% 11% Boot Barn Stores Online U.S. Retail Industry % of Sales2 (Clothing & General Merchandise) 86% 14% U.S. Stores Online 2 1All Q3 FY2024 financial results are preliminary and the company’s best Source: Census Bureau of the Department of Commerce. Excludes food, gasoline, etc. estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized.

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Common Investor Question: New Stores

Why are you opening stores in a negative SSS environment?


New Store Opportunity[1]
900
397
FY24 E
FY25
FY26
FY27
FY28
FY29
FY30

[1]Illustrative example of 15% new unit growth annually.

- 500 additional stores opportunity
- Expected to contribute ~$1.5 billion in sales
- Payback in ~18 months (ROIC ~66%)
- All stores positive 4-wall EBITDA

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21 Strategic Initiative: Drive Same Store Sales Growth

22 Expand Customer Reach Modernize the Brand Broaden Product Assortment Tailor Customer Communication Invest in Customer Experience 1 2 3 4 5 2 Boot Barn Virtuous Cycle of Growth

23 GET festival READY M E N ’S Select Up To Boots J U N E 8 T H - 14 T H W hether you’re headed to a festiv al, concert or just a night out, w e’ll outfit you just right — from head to toe — in our new country chic festiv al w ear. We’v e got all the best brands, at the low est prices, guaranteed. *See r ever se for det ails. $5 0 OF F * Country Chic Sh in e Lik e t h e St a rs In 2 Prior Marketing Was More Promotional

24 2 We Have Transformed the Brand

25 We Have Broadened Our Reach Montana Fouts Alabama Softball Marlon Humphrey Baltimore Ravens Rocker Steiner Bareback Bronc Rider Carolina Cowboys PBR Team Series 2 National Finals Rodeo (NFR) Boot Barn Booth 2023 Zane Smith NASCAR Luke Grimes Actor / Musician

26 National Marketing – Dallas Cowboys Partnership Dallas Cowboys Official Sponsor of the 2023-2024 Season 2 • 5x Super Bowl Champions • 8x NFC Champions • “America’s Team” • Most valuable NFL franchise

27 National Marketing – Morgan Wallen Partnership Morgan Wallen 2024 Headline Tour Sponsor 2 • #1 Spotify album in the U.S. for 2023 (“One Thing at a Time”) • #1 Spotify song in the U.S. for 2023 (“Last Night”) • #3 Spotify artist in the U.S. for 2023 (Taylor Swift #1, Drake #2) • Longest running Billboard top 10 album in history for any solo artist. (“Dangerous: The Double Album”)

28 11.9% 6.7% 7.3% -0.1% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% -0.1% -6.3% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Q3 FY24 YTD E Consolidated SSS% 2 Over A Decade of Strong Same Store Sales 1 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized. FY13 – FY19 +41% seven-year stack, +6% SSS avg FY20 – FY24 E +55% five-year stack, +11% SSS avg

29 When do you think the Ladies’ business will be fixed? 139% 115% 88% 72% 23% -1% -9% -12% -7% -9% -16% Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 E Ladies’ Boots & Apparel SSS% Common Investor Question: SSS% 81% 78% 19% 22% FY20 Q3 FY24 TTM E Ladies’ Boots & Apparel % to Total Sales Ladies Ladies 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized. 1 1 Despite recent comp declines, Ladies’ share remains higher compared to FY20.

30 Strategic Initiative: Continue Omni-Channel Leadership

③ Differentiated Online Presence

BOOT BARN

- Branded site
- Same price as stores
- Sales performing better than other sites
- Most profitable online site
- ~70% of online sales

SHEPLERS
EST. 1899

- Price sensitive customer
- Same assortment as Bootbarn.com
- ~15% of online sales

COUNTRY OUTFITTER®
— FIND YOUR COUNTRY —

- Mostly ladies' product
- More fashionable customer
- ~5% of online sales

amazon

- Least profitable online site
- ~10% of online sales

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32 3 Omni-Channel Capabilities Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Mobile App • Range Finder (AI enabled) • WHIP (endless aisle) Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Drive Online Profitability • Boot Barn retail price consistent across channels • Infrequent promotions • Profitable ROAS standard • Clear markdowns

33 Integrating Channels Legacy Digital Omni-Channel Capabilities ~60% of Online Orders Involve a Store Associate Q3 FY24 YTD Online Orders • Buy Online Pick-Up In Store • Ship from Store • Same Day Delivery • Ship to Store • In-Store Fulfillment 3 1 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized.

34 Why hasn’t e-commerce grown as a % of sales? $707 $728 $1,258 $1,446 $1,511 FY20 FY21 FY22 FY23 Q3 FY24 TTM E Boot Barn Store Only Sales ($M) 9% 14% 14% 14% 14% 2019 2020 2021 2022 Sep 2023 TTM U.S. Retail Industry Online % of Sales1 (Clothing & General Merchandise) Common Investor Question: Omni-Channel 1Source: Census Bureau of the Department of Commerce. Excludes food, gasoline, etc. 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized. 1 Stores have demonstrated outsized sales growth.

35 Strategic Initiative: Build Out Exclusive Brand Portfolio

36 WESTERN 3 OF OUR TOP 5 SELLING BRANDS ARE EXCLUSIVE BRANDS COUNTRY ARTIST INSPIRED WORK RANCH & RODEO 4 Exclusive Brands Portfolio LUXURY PRICE SENSITIVE

37 $5 $12 $24 $39 $63 $67 $92 $126 $186 $212 $421 $564 $643 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Q3 FY24 TTM E Exclusive Brands Sales ($M) 4 Q3 Exclusive Brands Sales ($M) $175 $194 FY23 Q3 Q3 FY24 E Exclusive Brands Sales Growth 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized. 1 1

38 Can EB penetration continue to grow & provide margin expansion? Common Investor Question: Exclusive Brands 3.0% 5.0% 7.0% 9.7% 11.1% 10.7% 13.5% 16.2% 22.0% 23.7% 28.3% 34.0% 37.9% FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Q3 FY24 YTD E Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized. 1

39 Prior Marketing Was More Promotional

Exclusive Brands Growth & Margin Expansion

Exclusive Brands Penetration



~2,200bps
16.2%
37.9%
FY19
Q3 FY24
YTD E[1]

EB is Only 1/3 of Margin Appreciation



EB
Expansion
220bps
Improved
full-price selling &
buying economies
of scale
430bps

Merchandise Margin Growth Over Six Years



+110bps
+90bps
+90bps
+270bps
(70)bps
(100)bps
Freight
+160bps
+120ps
Freight
FY19
FY20
FY21
FY22
FY23
Q3 FY24
YTD E[1]

~650bps total margin expansion

[1]All Q3 FY2024 financial results are preliminary and the company's best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized.

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41 Future Growth Potential

Common Investor Question: Overall Boot Barn Story

When will Boot Barn revert back to the long-term algorithm?

	Long-Term Algorithm	Actual Performance
New Stores	+10% new units	**+15% new units**
SSS	Low single-digit to Mid single-digit	**FY20 – FY24 +11% SSS average**
Merchandise Margin Accretion	+25bps annually from EB penetration	**>100bps from EB, full-price selling & additional purchase discounts**
EPS	20%	**FY20 – FY24 >30%**


EPS
$1.64
$2.01
$6.33
$5.62
$5.00
FY20
FY21
FY22
FY23
FY24 E[1]

[1]FY24 estimated EPS reflects $5.00 as provided in the Company's guidance outlined on their November 2, 2023 earnings call.

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Multiple Growth Drivers

Note: The below is an illustration of the potential impacts of multiple growth drivers that impact results, and is not intended as a projection. Actual results will depend on many factors, both within and outside of the Company's control. See "Forward-Looking Statements."

Illustrative Example

	Illustrative 4-Year Cumulative EBITDA $	Annualized 4th Year EBITDA $
Same Store Sales		
$1.5B[1] Annual Comp Revenue X **2.5% SSS**[2] Annually X **35%**[1] Flow-through X **4** Years	**= ~$50 Million**	**= ~$13 Million**
New Stores		
397[3] Stores X **15%**[4] New Units X **~$3M**[5] AUV X **30%**[6] Proforma EBITDA Margin X **4** Years	**= ~$270 Million**	**= ~$80 Million**
Exclusive Brands & Margin Appreciation		
25bps[7] Annually X **4** Years	**= ~$40 Million**[8]	**= ~$17 Million**[8]
Illustrative 4-Year EBITDA $ from Growth Drivers	**~$360 Million**[9]	**~$110 Million**[9]

[1]Used for illustrative purposes only.
[2]Used for illustrative purposes only. Low to mid single digit comp as outlined in IPO.
[3]Projected store count at the end of FY2024.
[4]Estimated new unit growth per year.
[5]Used for illustrative purposes only. Average year one revenue in FY22-FY24 was $3.5M.
[6]Used for illustrative purposes only. Proforma EBITDA margin discussed in prior investor deck.
[7]Used for illustrative purposes only. Targeted annual merchandise margin expansion per long-term algorithm set at IPO.
[8]Used for illustrative purposes only. $1.7 Billion in revenue for each of the 4 years with no change. 25bps incremental margin each year results in additional $40M over four years compared to the original sales and margin assumption.
[9]Used for illustrative purposes only. Represents additional EBITDA, but excludes other incremental organizational expenses such as depreciation, headcount, overhead, etc.

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44 Thank You

45 -5.0% -2.6% 1.5% 1.1% -3.7% -7.3% -8.8% -11.5% -8.5% Apr May Jun Jul Aug Sep Oct Nov Dec FY23 8.1% 14.8% 8.1% 1.6% 4.4% 5.1% 1.5% 1.9% -3.2% 0.6% -1.9% -6.2% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY24 FY22 323.1% 98.2% 54.0% 74.8% 72.9% 55.5% 50.4% 56.7% 57.8% 38.2% 47.8% 17.3% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1 Appendix: Store SSS% by Month 1 1 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized.

46 -19.1% -9.0% -3.5% -11.9% -13.0% -10.6% -16.8% -15.1% -8.1% Apr May Jun Jul Aug Sep Oct Nov Dec FY23 13.1% 8.5% 6.4% -3.0% -1.3% -13.5% -18.5% -25.4% -10.1% -16.3% -18.7% -19.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY24 FY22 26.1% -4.4% 10.2% 32.1% 40.3% 49.3% 55.5% 59.4% 42.4% 63.1% 57.2% 35.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1 Appendix: Ecommerce SSS% by Month 1 1 1All Q3 FY2024 financial results are preliminary and the company’s best estimate as the quarter ended on December 30, 2023 and the quarter-end close process has not been finalized.